UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2024

ESS TECH, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act (see General Instruction A.2. below):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each fifteen warrants exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 23, 2024, at a Special Meeting of Stockholders (the “Special Meeting”), the stockholders of ESS Tech, Inc. (the “Company”) authorized and approved proposed amendments to the Company’s certificate of incorporation to effect, at the discretion of the Company’s board of directors (the “Board”), a reverse stock split of all of the shares of the Company’s common stock that are issued and outstanding or held in treasury at a ratio of 1-for-8, 1-for-10, 1-for-12, 1-for-15, 1-for-20 or 1-for-25 and reduce the total number of authorized shares of common stock from 2,000,000,000 to 1,000,000,000 (the “Reverse Stock Split Proposal”). Additional information about the stockholder vote is provided under Item 5.07 below. On August 23, 2024, following the Special Meeting, the Board approved the reverse stock split at a ratio of 1-for-15 (the “Reverse Stock Split”).
On August 23, the Company filed a certificate of amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, effective as of 4:01 p.m., Eastern Time, on August 23, 2024 (the “Effective Time”). The Company’s common stock is expected to begin trading on a reverse-split-adjusted basis on the New York Stock Exchange (“NYSE”) as of the open of trading on August 26, 2024 under the existing ticker symbol “GHW”. The CUSIP number for the Company’s common stock will change to 26916J 205 following the Reverse Stock Split. The public warrants will continue to trade under the ticker symbol “GWH.W” and the CUSIP number for the Company’s publicly traded warrants will not change.
As of the Effective Time, every 15 shares of the Company’s common stock outstanding or held in treasury were combined into one share of common stock outstanding or held in treasury. The total number of authorized shares of common stock was reduced from 2,000,000,000 to 1,000,000,000. The par value of the Company’s common stock remained unchanged at $0.0001 per share. No scrip or fractional shares will be issued if, as a result of the Reverse Stock Split, a registered stockholder is otherwise entitled to a fractional share. Instead, any fractional shares of common stock that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash, with reference to the closing price of the common stock as reported on NYSE on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest.
As of the Effective Time, proportional adjustments to reflect the Reverse Stock Split were also made to the number of shares of common stock issuable upon the exercise of the Company’s stock options, the number of shares issuable pursuant to outstanding restricted stock units, the number of shares authorized and reserved for issuance pursuant to the Company’s equity compensation plans and the number of shares issuable upon exercise of the Company’s warrants to purchase common stock. The exercise prices of outstanding stock options, warrants, and equity awards were also proportionately adjusted, as applicable.
The Company’s transfer agent, Computershare Inc., is serving as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-reverse-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-reverse-split shares or, if applicable, cash payment in lieu of any fractional share interest. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to each brokers’ particular processes, and are encouraged to contact the banks, brokers or nominees of such brokerage accounts regarding any questions.
The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
(a)
The Special Meeting was held on August 23, 2024 exclusively online via live webcast. At the Special Meeting, the Company’s stockholders approved the Reverse Stock Split Proposal. The proposal is described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 8, 2024.
(b)
Proposal 1: Reverse Stock Split
The preliminary results of the Special Meeting indicate a quorum was met and that the Company’s stockholders approved the Reverse Stock Split Proposal. The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving the final certified report from the Inspector of Election. The table below sets forth the preliminary voting results for this proposal:

Votes For	Votes Against	Abstentions
104,436,833	1,488,798	286,190
There were no broker non-votes with respect to this proposal.
Item 7.01    Regulation FD Disclosure
On August 23, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.
Item 8.01    Other Events
The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.
The Company has registration statements on Form S-3 (File Nos. 333-263316, 333-260693, 333-268138 and 333-275552) and registration statements on Form S-8 (File Nos. 333-261649, 333-263281, 333-270211 and 333-276988) on file with the Securities and Exchange Commission (“SEC”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8‑K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of ESS Tech, Inc.
99.1	Press Release dated August 23, 2024
104	Cover page interactive data file

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 23, 2024

ESS TECH, INC.

By:	/s/ Anthony Rabb
Name:	Anthony Rabb
Title:	Chief Financial Officer